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                                                                      EXHIBIT 32

                    BARRISTER GLOBAL SERVICES NETWORKS, INC.

                                  CERTIFICATION
                      PURSUANT TO 18 U. S. C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

              Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Barrister Global Services Network, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

              The Quarterly Report on Form 10-QSB for the quarter ending June 30, 2003 (the "Form 10-QSB") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:        August 13, 2003             By:      /s/   William O. Bray
      ------------------------------         -----------------------------------
                                                       William O. Bray
                                                        President and
                                                   Chief Executive Officer



Date:        August 13, 2003             By:      /s/   Thomas Wrinn
      ------------------------------         -----------------------------------
                                                       Thomas Wrinn
                                                        Controller
                                              (Acting Chief Financial Officer)


This certification is being furnished, not filed. Accordingly, the certification in this Exhibit 32 of this report will not be incorporated by reference into any registration statement filed by the Corporation under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.


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